SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 3, 1997
                Date of Report (Date of earliest event reported)

                          GK INTELLIGENT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                              000-22057 84-1079784
          (Commission File Number) (IRS Employer Identification Number)

                5555 SAN FELIPE, SUITE 625, HOUSTON, TEXAS 77056
          (Address of Principal Executive Offices, including Zip Code)

                                 (713) 840-7722
              (Registrant's Telephone Number, including Area Code)

                  2345 BERING DRIVE #321, HOUSTON, TEXAS 77057
                 (Former address, if changed since last report)
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                          GK INTELLIGENT SYSTEMS, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Alonzo & Wells, LLP, the Company's independent accountants resigned on August 3, 1997.

            The reports of Alonzo & Wells, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that they were modified as to uncertainty as follows, "The Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern."

            In connection with its audits for the two most recent fiscal years and through August 3, 1997, there have been no disagreements with Alonzo & Wells, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Alonzo & Wells, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

            The Registrant has requested Alonzo & Wells, LLP to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 3, 1997 is filed as Exhibit A to this form 8-K.

            On August 3, 1997, the Company engaged BDO Seidman LLP as its principal accountant to audit the Company's financial statements for the fiscal years ending May 31, 1996 and 1997. BDO Seidman LLp was not engaged by the Company during the Company's two most recent fiscal years or the interim period form June 1, 1997 (the beginning of the Company's current fiscal year) through August 3, 1997.

            The Company has requested BDO Seidman to review the disclosure required in this Report before it is filed with the Commision and has provided BDO Seidman LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects with which it does not agree with the statements made in this Report. BDO Seidman LLP has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with a letter.
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                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GK INTELLIGENT SYSTEMS, INC.

Dated:  August __, 1997                      By: /s/ GARY F. KIMMONS
                                                     Gary F. Kimmons, President
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                               ALONZO & WELLS, LLP
                   (a Partnership of Professional Corporations
                          CERTIFIED PUBLIC ACCOUNTANTS

                        13103 F. M. 1960 WEST, SUITE 200
Telephone (713) 894-4993      HOUSTON, TEXAS 77065      Facsimile (713) 894-4698

                                 August 29,1997

   Securities and Exchange Commission
   450 5th Street N.W.
   Washington, D.C. 20549

   Gentlemen:

   We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on August 3, 1997, to be filed by our former client, GK Intelligent Systems, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

   Very truly yours,


   ALONZO & WELLS, LLP
   Signed: Alonzo & Wells

                                    Exhibit A